Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2006

Strategic Hotels & Resorts

Supplemental Financial Information

September 30, 2006

Supplemental Financial Information

September 30, 2006

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc., formerly known as Strategic Hotel Capital, Inc., is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 10,000 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

52

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Director, Corporate Finance and Assistant Treasurer

(312) 658-5000

Supplemental Financial Information

September 30, 2006

Board of Directors

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

Michael W. Brennan

Director and Chairman of the Compensation Committee

Edward C. Coppola

Director

James A. Jeffs

Director

David M.C. Michels

Director

William A. Prezant

Director

Supplemental Financial Information

September 30, 2006

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President and Controller (Principal Accounting Officer)

Robert T. McAllister

Senior Vice President — Tax

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

Michael A. Dalton

Vice President — Design

Thomas G. Healy

Vice President — Asset Management

David R. Hogin

Vice President — Asset Management

Paula C. Maggio

Vice President, Secretary and General Counsel

Michael E. Nelson

Vice President — Asset Management

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Ryan M. Bowie

Director, Corporate Finance and Assistant Treasurer

Supplemental Financial Information

September 30, 2006

Equity Research Coverage

Firm	Analyst	Telephone

Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Raymond James & Associates	William Crow	(727) 567-2594

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resort's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

September 30, 2006

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	September 30, 2006
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,299	75,299
Operating partnership units outstanding	1,083	1,083
Stock options outstanding	670	670
Restricted stock units outstanding	873	873

Combined shares and units outstanding	77,925	77,925
Common stock price at end of period	$19.88	$19.88

Common equity capitalization	$1,549,149	$1,549,149
Preferred equity capitalization	358,750	358,750
Consolidated debt	1,531,757	1,531,757
Pro rata share of unconsolidated debt	282,210	—
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)	(30,300)	—
Cash and cash equivalents	(83,960)	(83,960)

Total enterprise value	$3,607,606	$3,355,696

Dividends Per Share
Common dividends declared (holders of record on each of March 31, June 30 and September 30, 2006)		$0.23

Preferred Series A dividends declared (holders of record on each of March 15 and June 20 and September 19, 2006)		$0.53125

Preferred Series B dividends declared (holders of record on March 15, 2006)		$0.34375

Preferred Series B dividends declared (holders of record on June 20 and September 19, 2006)		$0.51563

Preferred Series C dividends declared (holders of record on June 20, 2006)		$0.24635

Preferred Series C dividends declared (holders of record on September 19, 2006)		$0.51563

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
Rooms	$108,577	$56,934	$258,772	$164,657
Food and beverage	63,863	34,536	155,517	100,983
Other hotel operating revenue	21,062	10,212	46,828	30,689

	193,502	101,682	461,117	296,329
Lease revenue	7,938	5,514	15,707	13,493

Total revenues	201,440	107,196	476,824	309,822

Operating Costs and Expenses:
Rooms	27,909	14,306	63,901	38,958
Food and beverage	46,513	25,086	109,604	70,827
Other departmental expenses	51,076	29,559	119,784	80,489
Management fees	7,698	2,888	16,289	10,807
Other hotel expenses	13,071	6,523	30,143	18,203
Lease expense	3,798	2,977	10,417	9,968
Depreciation and amortization	21,892	11,748	49,357	31,740
Corporate expenses	5,764	5,379	18,353	14,786

Total operating costs and expenses	177,721	98,466	417,848	275,778

Operating income	23,719	8,730	58,976	34,044
Interest expense	(15,835)	(9,384)	(30,311)	(25,204)
Interest income	843	357	3,264	1,063
Equity in earnings of joint ventures	1,201	757	254	2,315
Other income, net	1,010	1,436	3,688	4,346

Income before income taxes, minority interests and discontinued operations	10,938	1,896	35,871	16,564
Income tax benefit (expense)	114	18	(2,757)	(2,362)
Minority interest expense in SHR’s operating partnership	(154)	(396)	(694)	(3,305)
Minority interest income (expense) in consolidated affiliates	58	—	(731)	—

Income from continuing operations	10,956	1,518	31,689	10,897
Income (loss) from discontinued operations, net of tax and minority interests	87,932	(620)	87,104	3,232

Net income	98,888	898	118,793	14,129
Preferred shareholder dividends	(7,461)	(2,125)	(17,081)	(4,628)

Net income (loss) available to common shareholders	$91,427	$(1,227)	$101,712	$9,501

Basic Income (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.05	$(0.01)	$0.22	$0.19
Income (loss) from discontinued operations per share	1.16	(0.02)	1.33	0.10

Net income (loss) available to common shareholders per share	$1.21	$(0.03)	$1.55	$0.29

Weighted-average common shares outstanding	75,570	36,691	65,740	32,420

Diluted Income (Loss) Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.05	$(0.01)	$0.22	$0.19
Income (loss) from discontinued operations per share	1.16	(0.02)	1.32	0.10

Net income (loss) available to common shareholders per share	$1.21	$(0.03)	$1.54	$0.29

Weighted-average common shares outstanding	75,780	36,691	66,008	32,605

Supplemental Financial Information

September 30, 2006 and December 31, 2005

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2006	December 31, 2005
Assets
Property and equipment	$2,594,674	$1,300,250
Less accumulated depreciation	(243,494)	(217,695)

Net property and equipment	2,351,180	1,082,555

Goodwill	411,624	66,656
Intangible assets (net of accumulated amortization of $2,645 and $1,340, respectively)	44,566	2,129
Investment in joint ventures	73,177	15,533
Cash and cash equivalents	83,960	65,017
Restricted cash and cash equivalents	53,635	32,115
Accounts receivable (net of allowance for doubtful accounts of $671 and $427, respectively)	79,825	31,286
Deferred financing costs (net of accumulated amortization of $2,435 and $969, respectively)	10,199	7,544
Deferred tax assets	43,748	35,594
Other assets	56,751	84,093
Insurance recoveries receivable	—	25,588

Total assets	$3,208,665	$1,448,110

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,425,757	$633,380
Bank credit facility	106,000	26,000
Accounts payable and accrued expenses	170,672	85,247
Distributions payable	17,985	11,531
Deferred tax liabilities	23,608	5,239
Deferred gain on sale of hotels	104,334	99,970
Insurance proceeds received in excess of insurance recoveries receivable	5,618	—

Total liabilities	1,853,974	861,367

Minority interests in SHR’s operating partnership	14,039	76,030
Minority interests in consolidated affiliates	11,891	11,616

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	—
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,943	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,299,448 and 43,878,273 common shares issued and outstanding, respectively)	753	439
Additional paid-in capital	1,221,610	688,250
Deferred compensation	—	(1,916)
Accumulated deficit	(122,820)	(241,613)
Accumulated distributions	(118,946)	(53,142)
Accumulated other comprehensive income	893	9,526

Total shareholders’ equity	1,328,761	499,097

Total liabilities and shareholders’ equity	$3,208,665	$1,448,110

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Discontinued Operations

The results of operations of hotels sold or held for sale have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On October 7, 2005, we sold the Marriott Schaumburg located in Chicago, Illinois for $21.5 million. On October 27, 2005, we sold the Embassy Suites Lake Buena Vista located in Orlando, Florida for $54.7 million. On July 14, 2006, we sold the Marriott Rancho Las Palmas for $54.8 million. On September 7, 2006, we sold the Hilton Burbank Airport and Convention Center for $123.3 million. The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2006 and 2005 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Hotel operating revenues	$7,912	$19,587	$42,822	$68,397

Operating costs and expenses	6,775	16,590	42,587	53,173
Depreciation and amortization	—	2,478	2,535	7,298

Total operating costs and expenses	6,775	19,068	45,122	60,471

Operating income (loss)	1,137	519	(2,300)	7,926

Interest expense	(618)	(1,324)	(1,918)	(3,703)
Interest income	31	25	131	76
Loss on early extinguishment of debt	(937)	—	(937)	—
Other expenses, net	—	(1)	—	(33)
Income tax benefit	281	—	3,981	—
Gain on sale of assets	89,300	—	89,278	—
Minority interests	(1,262)	161	(1,131)	(1,034)

Income (loss) from discontinued operations	$87,932	$(620)	$87,104	$3,232

Supplemental Financial Information

September 30, 2006

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006 we purchased a 45% interest in joint ventures that own the Hotel del Coronado and the adjacent land parcel under development. We account for this investment using the equity method of accounting. Our equity in earnings (losses) of the joint ventures amounted to $0.9 million for the three months ended September 30, 2006 and $(0.5) million for the period from January 9, 2006 to September 30, 2006. As of September 30, 2006 our investment in the ventures totaled $70.0 million. The following are summary statements of operations, balance sheet and debt of the joint ventures:

	Three Months Ended September 30, 2006	Period from January 9, to September 30, 2006
Total revenues	$40,153	$101,259
Expenses:
Property and other costs	21,703	59,782
Depreciation and amortization	2,953	8,409
Interest expense	11,435	32,408
Other expense, net	984	1,530
Income tax expense	750	900

Total expenses	37,825	103,029

Net income (loss)	$2,328	$(1,770)

	September 30, 2006
Property and equipment, net	$343,182
Intangible assets, net	49,398
Goodwill	23,401
Cash and cash equivalents	8,837
Restricted cash and cash equivalents	5,604
Other assets	21,990

Total assets	$452,412

Mortgage and other debt	$610,000
Construction loan	17,133
Other liabilities	31,562

Total liabilities	658,695

Total partners’ deficit	(206,283)

Total liabilities and partners’ deficit	$452,412

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	7.41%	208 bp	$610,000	January 2008	(a)
Revolving Credit Facility	7.82%	250 bp	—	January 2008	(a)
Construction Loan	7.82%	250 bp	17,133	February 2008	(b)

			$627,133

(a)	The joint venture has an option to extend the maturity date to January 2011.
(b)	The joint venture has an option to extend the maturity date to February 2009.

Cap	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan Cap	5.0% to January 2008	$630,000	January 2009
	5.5% January 2008 to maturity

Supplemental Financial Information

September 30, 2006

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Converted; and Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Converted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO- Fully Converted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Converted and Comparable FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Converted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Converted, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation on a fully converted basis.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income (loss) available to common shareholders	$91,427	$(1,227)	$101,712	$9,501
Depreciation and amortization - continuing operations	21,892	11,748	49,357	31,740
Depreciation and amortization - discontinued operations	—	2,478	2,535	7,298
Interest expense - continuing operations	15,835	9,384	30,311	25,204
Interest expense - discontinued operations	618	1,324	1,918	3,703
Income taxes - continuing operations	(114)	(18)	2,757	2,362
Income taxes - discontinued operations	(281)	—	(3,981)	—
Minority interests	1,416	235	1,824	4,339
Adjustments from consolidated joint ventures	(1,126)	—	(3,296)	—
Adjustments from unconsolidated affiliates	7,655	1,113	21,519	3,135
Preferred shareholder dividends	7,461	2,125	17,081	4,628

EBITDA (a)	144,783	27,162	221,737	91,910
Realized portion of deferred gain on sale leasebacks	(1,059)	(1,048)	(3,216)	(3,294)

Adjusted EBITDA (a)	143,724	26,114	218,521	88,616

Gain on sale of assets - discontinued operations	(89,300)	—	(89,278)	—
Gain on sale of assets - continuing operations	—	—	(48)	(42)
Termination costs - discontinued operations	22	—	9,717	—
Planning costs - New Orleans Jazz District	603	—	2,124	—
Loss on early extinguishment of debt - discontinued operations	937	—	937	—

Comparable EBITDA	$55,986	$26,114	$141,973	$88,574

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Gain on sale of assets from discontinued operations amounted to $89,300 and $89,278 for the three and nine months ended September 30, 2006, respectively.

•	Gain on sale of assets from continuing operations amounted to $48 and $42 for the nine months ended September 30, 2006 and 2005, respectively.

•	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $22 and $9,717 for the three and nine months ended September 30, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $603 and $2,124 for the three and nine months ended September 30, 2006, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $937 for the three and nine months ended September 30, 2006.

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Reconciliation of Net Income (Loss) Available to Common Shareholders to

Funds From Operations (FFO), FFO - Fully Converted and Comparable FFO

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income (loss) available to common shareholders	$91,427	$(1,227)	$101,712	$9,501
Depreciation and amortization - continuing operations	21,892	11,748	49,357	31,740
Depreciation and amortization - discontinued operations	—	2,478	2,535	7,298
Gain on sale of assets - continuing operations	—	—	(48)	(42)
Gain on sale of assets - discontinued operations	(89,300)	—	(89,278)	—
Realized portion of deferred gain on sale leasebacks	(1,059)	(1,048)	(3,216)	(3,294)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	335	320	981	995
Minority interests adjustments	(331)	(3,055)	(1,408)	(8,302)
Adjustments from consolidated joint ventures	(566)	—	(1,702)	—
Adjustments from unconsolidated affiliates	1,444	529	4,910	1,574

FFO (a)	23,842	9,745	63,843	39,470
Convertible minority interests	1,747	3,290	3,232	12,641

FFO - Fully Converted (a)	25,589	13,035	67,075	52,111
Termination costs - discontinued operations	22	—	9,717	—
Deferred tax benefit on termination costs - discontinued operations	(9)	—	(3,790)	—
Planning costs - New Orleans Jazz District	603	—	2,124	—
Deferred tax benefit on planning costs - New Orleans Jazz District	(168)	—	(680)	—
Loss on early extinguishment of debt - discontinued operations	937	—	937	—

Comparable FFO	$26,974	$13,035	$75,383	$52,111

Comparable FFO per weighted-average fully converted shares and units outstanding	$0.35	$0.28	$1.11	$1.24

Weighted-average fully converted shares and units outstanding	77,264	46,216	67,718	42,080

(a)	FFO and FFO - Fully Converted have not been adjusted for the following amounts included in net income available to common shareholders because these (losses) gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands):

•	Termination costs included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property amounted to $22 and $9,717 for the three and nine months ended September 30, 2006, respectively.

•	Deferred tax benefit on termination costs included in discontinued operations amounted to $9 and $3,790 for the three and nine months ended September 30, 2006, respectively.

•	Planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $603 and $2,124 for the three and nine months ended September 30, 2006, respectively.

•	Deferred tax benefit on planning costs related to the New Orleans Jazz District surrounding the Hyatt Regency New Orleans hotel amounted to $168 and $680 for the three and nine months ended September 30, 2006, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $937 for the three and nine months ended September 30, 2006.

Supplemental Financial Information

September 30, 2006

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate	Spread over LIBOR		Loan Amount	Maturity Date (a)
Bank Credit Facility	N/A	6.83%	150 bp		$106,000	November 2010
CMBS Floating Rate	6	6.18%	85 bp		292,494	November 2010
CMBS Fixed Rate	3	5.43%	Fixed		202,267	July 2011
InterContinental Floating Rate	2	7.08%	175 bp		202,000	October 2011
InterContinental Prague	1	4.58%	150 bp	(b)	85,803	July 2008
Westin St. Francis	1	6.03%	70 bp		220,000	August 2011
Marriott London Grosvenor Square	1	6.08%	110 bp		144,643	October 2013
Fairmont Scottsdale	1	5.94%	61 bp		270,000	September 2011
Other debt	1	8.75%	350 bp		8,550	December 2015

					$1,531,757

(a) Includes extension options
(b) Spread over EURIBOR	Weighted average interest rate				6.10%
	Weighted average interest rate including swaps				5.84%

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
July 2004	3.62%	$96,000	June 2007
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	$50,000	June 2012
June 2006	5.50%	$75,000	June 2013
August 2006	5.34%	$100,000	August 2011
August 2006	5.42%	$100,000	August 2013
September 2006	5.08%	$100,000	February 2011
September 2006	5.10%	$100,000	December 2010
September 2006	5.09%	$100,000	September 2009

	4.87%	$871,000

At September 30, 2006, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amounts (in thousands)
2006 (remainder)	$490
2007	3,067
2008	179,011
2009	3,421
2010	604,108
Thereafter	741,660

Total	$1,531,757

Financing Transactions in 2006:

On May 25, 2006 and August 28, 2006, we amended the bank credit facility to increase the revolving loan to $150.0 million and $225.0 million, respectively.

On June 28 and August 25, 2006 we received draws of $90.0 million and $38.3 million, respectively, and on July 14 and September 7, 2006 we repaid $13.3 million and $42.5 million, respectively on the CMBS Floating Rate debt.

On July 6, 2006, we entered into a $220.0 million mortgage loan secured by, among other things, the Westin St. Francis hotel.

On August 3, 2006, we assumed €68.3 million in debt and a related interest rate cap in connection with the purchase of our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague hotel.

On August 31, 2006 we entered into a £77.3 million mortgage loan, secured by the Marriott Grosvenor Square hotel.

On September 1, 2006 we entered into a $270.0 million mortgage loan, secured by the Fairmont Scottsdale Princess hotel.

During the nine months ended September 30, 2006 we executed an aggregate $575.0 million in corporate interest rate swap agreements.

On October 6, 2006 and October 20, 2006, the InterContinental Floating Rate debt was refinanced and amended, respectively.
The aggregate principal amount is $211.0 million.

Supplemental Financial Information

September 30, 2006

PORTFOLIO DATA

Portfolio at September 30, 2006

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD September 2006 Property EBITDA	QTD September 2006 Property EBITDA
United States:
Westin St. Francis (a)	San Francisco, CA	1,195	12%	12%	7,072
InterContinental Chicago (b)	Chicago, IL	792	8%	13%	7,391
Hyatt Regency Phoenix	Phoenix, AZ	696	7%	1%	311
Fairmont Chicago	Chicago, IL	685	7%	8%	4,459
Hotel del Coronado (c)	Coronado, CA (San Diego)	679	7%	14%	8,282
Fairmont Scottsdale Princess (d)	Scottsdale, AZ	651	7%	2%	1,254
InterContinental Miami (b)	Miami, FL	641	6%	0%	(183)
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	4%	4%	2,461
Ritz-Carlton Laguna Niguel (e)	Dana Point, CA	393	4%	13%	7,329
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	4%	2,327
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	3%	8%	4,373
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	7%	4,174
Four Seasons Washington, D.C. (f)	Washington, D.C.	211	2%	2%	937

Total United States		7,354	74%	88%	50,187

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	2%	0%	267
Four Seasons Punta Mita Resort	Punta Mita, Mexico	145	1%	3%	1,845

Total Mexican		385	3%	3%	2,112

European:
InterContinental Prague (g)	Prague, Czech Republic	372	4%	7%	4,090
Marriott Hamburg (h)	Hamburg, Germany	277	3%	N/A	N/A
Marriott London Grosvenor Square (i)	London, England	236	2%	2%	1,344
Paris Marriott Champs Elysees (h)	Paris, France	192	2%	N/A	N/A

Total European		1,077	11%	9%	5,434

Assets Under Redevelopment:
Hyatt Regency New Orleans (j)	New Orleans, LA	1,184	12%	N/A	N/A

Total Assets Under Redevelopment		1,184	12%	0%	N/A

		10,000	100%	100%	57,733

(a)	On June 1, 2006, we purchased the Westin St. Francis. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(b)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes.
(c)	On January 9, 2006 we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in (losses) earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(d)	On September 1, 2006, we purchased the Fairmont Scottsdale Princess hotel. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(e)	On July 7, 2006, we purchased the Ritz-Carlton Laguna Niguel. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(f)	On March 1, 2006, we purchased the Four Seasons Washington, D.C. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(g)	On August 3, 2006 we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. The percentage of Property EBITDA above has been calculated based on 100% ownership for the quarter ended September 30, 2006.
(h)	As we only have leasehold interests in these properties, we have not included them in the percentage of Property EBITDA calculation above.
(i)	On August 31, 2006, we purchased the Marriott London Grosvenor Square. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(j)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

Four Quarters Ended September 30, 2006

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (ii) exclusion of Hilton Burbank Airport and Convention Center, Marriott Rancho Las Palmas, Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as their results of operations were reclassified to discontinued operations; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: Hotel del Coronado (January 9, 2006), Four Seasons Washington, D.C. (March 1, 2006), Westin St. Francis (June 1, 2006) Ritz-Carlton Laguna Niguel (July 7, 2006), Marriott London Grosvenor Square (August 31, 2006) and Fairmont Scottsdale Princess (September 1, 2006).

United States Hotels (as of September 30, 2006)

Acquisition	property revenues - 5 Properties and 3,129 Rooms
Same	store property revenues - 8 Properties and 4,225 Rooms

	Three Months Ended				Total
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Acquisition property revenues	$—	$31,667	$59,198	$111,663	$202,528
Same store property revenues	98,504	94,247	105,914	99,736	398,401

Total revenues	$98,504	$125,914	$165,112	$211,399	$600,929
Same store seasonality %	24.7%	23.7%	26.6%	25.0%	100.0%

Mexican Hotels (as of September 30, 2006)
Same store property revenues - 2 Properties and 385 Rooms

	Three Months Ended				Total
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Same store property revenues	$15,891	$20,119	$17,338	$12,233	$65,581
Same store seasonality %	24.2%	30.7%	26.4%	18.7%	100.0%

Total North American Hotels (as of September 30, 2006)
Acquisition property revenues - 5 Properties and 3,129 Rooms
Same store property revenues - 10 Properties and 4,610 Rooms

	Three Months Ended				Total
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Acquisition property revenues	$—	$31,667	$59,198	$111,663	$202,528
Same store property revenues	114,395	114,366	123,252	111,969	463,982

Total revenues	$114,395	$146,033	$182,450	$223,632	$666,510
Same store seasonality %	24.7%	24.6%	26.6%	24.1%	100.0%

European Hotels (as of September 30, 2006)
Acquisition property revenues - 1 Property and 236 Rooms
Same store property revenues - 3 Properties and 841 Rooms

	Three Months Ended				Total
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Acquisition property revenues	$—	$—	$—	$3,705	$3,705
Same store property revenues	18,923	17,303	25,814	27,433	89,473

Total revenues	$18,923	$17,303	$25,814	$31,138	$93,178
Same store seasonality %	21.1%	19.3%	28.9%	30.7%	100.0%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of Fairmont Chicago, Hotel del Coronado, Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the three months ended September 30, 2006 and 2005; exclusion of InterContinental Chicago, InterContinental Miami, Fairmont Chicago, Hotel del Coronado and Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the nine months ended September 30, 2006 and 2005; (ii) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August 2005; (iii) exclusion of Embassy Suites Lake Buena Vista Resort, Marriott Schaumburg, Marriott Rancho Las Palmas and Hilton Burbank Airport and Convention Center as these properties results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of September 30, 2006)

7 Properties (three month period) and 5 Properties (nine month period)

3,540 Rooms (three month period) and 2,107 (six month period)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$198.88	$178.36	11.5%		$200.27	$186.73	7.3%
Average Occupancy	72.0%	72.3%	(0.3	) pts	73.2%	72.7%	0.5	pts
RevPAR	$143.21	$128.99	11.0%		$146.63	$135.72	8.0%
Total RevPAR	$254.83	$236.54	7.7%		$289.04	$267.94	7.9%
Property EBITDA Margin	25.4%	24.0%	1.4	pts	25.4%	23.1%	2.3	pts

Mexican Hotels (as of September 30, 2006) 2 Properties 385 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$340.91	$305.59	11.6%		$429.77	$365.39	17.6%
Average Occupancy	57.5%	66.3%	(8.8	) pts	66.7%	70.6%	(3.9	) pts
RevPAR	$196.10	$202.47	-3.1%		$286.50	$257.86	11.1%
Total RevPAR	$345.37	$361.73	-4.5%		$473.10	$440.73	7.3%
Property EBITDA Margin	17.3%	21.9%	(4.6	) pts	33.5%	30.9%	2.6	pts

North American Same Store Hotels (as of September 30, 2006) 9 Properties (three month period) and 7 Properties (nine month period) 3,925 Rooms (three month period) and 2,492 Rooms (nine month period)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$210.33	$189.81	10.8%		$233.39	$213.67	9.2%
Average Occupancy	70.6%	71.7%	(1.1	) pts	72.2%	72.4%	(0.2	) pts
RevPAR	$148.45	$136.15	9.0%		$168.49	$154.60	9.0%
Total RevPAR	$263.79	$248.73	6.1%		$317.80	$294.65	7.9%
Property EBITDA Margin	24.3%	23.7%	0.6	pts	27.3%	24.9%	2.4	pts

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

European Hotels (as of September 30, 2006)

3 Properties

841 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
Average Daily Rate	$296.44	$265.23	11.8%		$262.32	$249.41	5.2%
Average Occupancy	89.9%	86.7%	3.2	pts	84.6%	80.1%	4.5	pts
RevPAR	$266.36	$229.86	15.9%		$221.83	$199.80	11.0%
Total RevPAR	$354.56	$304.79	16.3%		$307.28	$276.45	11.2%
Property EBITDA Margin	44.8%	46.0%	(1.2	) pts	39.7%	41.3%	(1.6	) pts

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2006 and 2005. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Change	2006	2005	Change

FAIRMONT CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):

Total revenues	$17,537	N/A	N/A	$48,222	N/A	N/A
Property EBITDA	$4,459	N/A	N/A	$10,512	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2005, average occupancy was 81.6%, ADR was $191.42, RevPAR was $156.15 and Total RevPAR was $258.99. For the nine months ended September 30, 2005, average occupancy was 74.3%, ADR was $183.42, RevPAR was $136.21 and Total RevPAR was $232.56.):

Rooms	685	N/A	N/A	685	N/A	N/A
Average occupancy	83.7%	N/A	N/A	76.1%	N/A	N/A
ADR	$208.73	N/A	N/A	$203.98	N/A	N/A
RevPAR	$174.71	N/A	N/A	$155.28	N/A	N/A
Total RevPAR	$277.73	N/A	N/A	$256.21	N/A	N/A

FAIRMONT SCOTTSDALE PRINCESS

No table has been provided since we did not own the property for the entire periods presented. For the three months ended September 30, 2006, average occupancy was 70.2%, ADR was $146.33, RevPAR was $102.69 and Total RevPAR was $248.31. For the three months ended September 30, 2005, average occupancy was 74.1%, ADR was $140.23, RevPAR was $103.94 and Total RevPAR was $257.76. For the nine months ended September 30, 2006, average occupancy was 78.2%, ADR was $226.96, RevPAR was $177.47 and Total RevPAR was $402.73. For the nine months ended September 30, 2005, average occupancy was 78.0%, ADR was $215.61, RevPAR was $168.12 and Total RevPAR was $383.39.

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):

Total revenues	$10,393	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$937	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2005, average occupancy was 36.0%, ADR was $489.90, RevPAR was $176.56 and Total RevPAR was $348.43. For the nine months ended September 30, 2006, average occupancy was 69.4%, ADR was $493.04, RevPAR was $342.22 and Total RevPAR was $610.63. For the nine months ended September 30, 2005, average occupancy was 28.0%, ADR was $532.97, RevPAR was $149.00 and Total RevPAR was $321.33.):

Rooms	211	N/A	N/A	N/A	N/A	N/A
Average occupancy	62.9%	N/A	N/A	N/A	N/A	N/A
ADR	$465.54	N/A	N/A	N/A	N/A	N/A
RevPAR	$293.04	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$535.39	N/A	N/A	N/A	N/A	N/A

HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership. Amounts below are 100% of operations, of which SHR owns 45%.):

Total revenues	$40,154	N/A	N/A	N/A	N/A	N/A
Property EBITDA	$18,405	N/A	N/A	N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2005, average occupancy was 92.7%, ADR was $358.33, RevPAR was $332.01 and Total RevPAR was $604.26. For the nine months ended September 30, 2006, average occupancy was 83.4%, ADR was $345.12, RevPAR was $287.73 and Total RevPAR was $559.32. For the nine months ended September 30, 2005, average occupancy was 84.7%, ADR was $316.98, RevPAR was $268.52 and Total RevPAR was $524.40.):

Rooms	679	N/A	N/A	N/A	N/A	N/A
Average occupancy	90.1%	N/A	N/A	N/A	N/A	N/A
ADR	$387.70	N/A	N/A	N/A	N/A	N/A
RevPAR	$349.21	N/A	N/A	N/A	N/A	N/A
Total RevPAR	$642.79	N/A	N/A	N/A	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change

HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$9,756	$9,908	(1.5)%		$30,672	$28,859	6.3%
Property EBITDA	$2,461	$2,509	(1.9)%		$8,080	$6,934	16.5%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	77.3%	84.5%	(7.2	) pts	77.4%	79.7%	(2.3	) pts
ADR	$187.15	$165.45	13.1%		$184.03	$164.39	11.9%
RevPAR	$144.69	$139.77	3.5%		$142.38	$131.04	8.7%
Total RevPAR	$253.09	$257.03	(1.5)%		$268.14	$252.29	6.3%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$6,193	$5,135	20.6%		$28,437	$26,836	6.0%
Property EBITDA	$311	$(124)	350.8%		$7,793	$6,809	14.5%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	55.0%	47.2%	7.8	pts	69.3%	66.0%	3.3	pts
ADR	$108.20	$100.59	7.6%		$134.09	$132.60	1.1%
RevPAR	$59.47	$47.52	25.1%		$92.86	$87.51	6.1%
Total RevPAR	$96.72	$80.19	20.6%		$149.66	$141.24	6.0%

INTERCONTINENTAL CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$20,757	$17,621	17.8%		$52,699	N/A	N/A
Property EBITDA	$7,391	$6,164	19.9%		$17,187	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2005, average occupancy was 73.2%, ADR was $177.94, RevPAR was $130.16 and Total RevPAR was $200.97.):

Rooms	792	807	(15)		792	N/A	N/A
Average occupancy	89.3%	83.0%	6.3	pts	80.0%	N/A	N/A
ADR	$210.91	$182.46	15.6%		$199.66	N/A	N/A
RevPAR	$188.25	$151.47	24.3%		$159.78	N/A	N/A
Total RevPAR	$284.87	$237.34	20.0%		$243.73	N/A	N/A

INTERCONTINENTAL MIAMI
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$6,669	$7,977	(16.4)%		$35,078	N/A	N/A
Property EBITDA	$(183)	$474	(138.6)%		$9,747	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the nine months ended September 30, 2005, average occupancy was 73.9%, ADR was $150.76, RevPAR was $111.35 and Total RevPAR was $193.24.):

Rooms	641	641	—		641	N/A	N/A
Average occupancy	52.2%	65.0%	(12.8	) pts	68.0%	N/A	N/A
ADR	$132.29	$119.30	10.9%		$174.99	N/A	N/A
RevPAR	$69.11	$77.57	(10.9)%		$118.96	N/A	N/A
Total RevPAR	$113.09	$135.27	(16.4)%		$200.45	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,423	$12,044	3.1%		$35,291	$33,305	6.0%
Property EBITDA	$4,373	$4,298	1.7%		$11,599	$11,137	4.1%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	89.0%	90.8%	(1.8	) pts	87.3%	87.5%	(0.2	) pts
ADR	$302.84	$281.16	7.7%		$283.57	$263.92	7.4%
RevPAR	$269.49	$255.36	5.5%		$247.54	$231.00	7.2%
Total RevPAR	$394.83	$382.79	3.1%		$377.99	$356.71	6.0%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$10,161	$9,297	9.3%		$27,496	$25,514	7.8%
Property EBITDA	$2,327	$1,816	28.1%		$5,134	$3,811	34.7%

Selected Operating Information:
Rooms	389	390	(1)		389	390	(1)
Average occupancy	74.6%	75.5%	(0.9	) pts	63.7%	66.3%	(2.6	) pts
ADR	$139.30	$121.89	14.3%		$135.76	$120.44	12.7%
RevPAR	$103.88	$91.99	12.9%		$86.42	$79.85	8.2%
Total RevPAR	$310.96	$283.79	9.6%		$280.49	$259.61	8.0%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information :
Total revenues	$16,240	$14,663	10.8%		$41,999	$37,486	12.0%
Property EBITDA	$4,174	$3,257	28.2%		$8,961	$6,451	38.9%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	79.4%	76.0%	3.4	pts	71.8%	68.6%	3.2	pts
ADR	$374.61	$356.22	5.2%		$344.50	$326.57	5.5%
RevPAR	$297.56	$270.61	10.0%		$247.45	$224.01	10.5%
Total RevPAR	$676.33	$610.65	10.8%		$589.43	$526.10	12.0%

RITZ-CARLTON LAGUNA NIGUEL

No table has been provided since we did not own the property for the entire periods presented. For the three months ended September 30, 2006, average occupancy was 78.0%, ADR was $421.13, RevPAR was $328.60 and Total RevPAR was $643.97. For the three months ended September 30, 2005, average occupancy was 66.7%, ADR was $397.26, RevPAR was $265.15 and Total RevPAR was $524.59. For the nine months ended September 30, 2006, average occupancy was 70.4%, ADR was $381.97, RevPAR was $269.05 and Total RevPAR was $549.47. For the nine months ended September 30, 2005, average occupancy was 50.5%, ADR was $343.97, RevPAR was $173.55 and Total RevPAR was $364.25.

WESTIN ST. FRANCIS Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$32,791	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$7,072	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended September 30, 2005, average occupancy was 89.0%, ADR was $171.92, RevPAR was $152.92 and Total RevPAR was $261.38. For the nine months ended September 30, 2006, average occupancy was 79.7%, ADR was $197.28, RevPAR was $157.27 and Total RevPAR was $294.47. For the nine months ended September 30, 2005, average occupancy was 83.1%, ADR was $175.56, RevPAR was $145.90 and Total RevPAR was $265.02.):

Rooms	1,195	N/A	N/A		N/A	N/A	N/A
Average occupancy	86.7%	N/A	N/A		N/A	N/A	N/A
ADR	$193.73	N/A	N/A		N/A	N/A	N/A
RevPAR	$167.89	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$298.26	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Change	2006	2005	Change
HYATT REGENCY NEW ORLEANS
Selected Financial Information (For 2006, no financial information is provided as the hotel is under redevelopment):
Total revenues	N/A	$6,024	N/A	N/A	$37,981	N/A
Property EBITDA	N/A	$126	N/A	N/A	$9,962	N/A

Selected Operating Information (For 2006, no statistics are provided as the hotel is under redevelopment. The number of rooms for the three and nine months ended September 30, 2005 was calculated using an average rate assuming no rooms were in use for the month of September due to the hurricane.):

Rooms	N/A	759	N/A	N/A	1,041	N/A
Average occupancy	N/A	52.5%	N/A	N/A	59.6%	N/A
ADR	N/A	$113.10	N/A	N/A	$137.32	N/A
RevPAR	N/A	$59.39	N/A	N/A	$81.86	N/A
Total RevPAR	N/A	$86.27	N/A	N/A	$133.65	N/A

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$4,077	$5,173	(21.2)%		$15,882	$16,496	(3.7)%
Property EBITDA	$267	$872	(69.4)%		$3,160	$3,476	(9.1)%
Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	46.8%	59.9%	(13.1	) pts	58.2%	64.0%	(5.8	) pts
ADR	$228.16	$213.36	6.9%		$237.72	$219.47	8.3%
RevPAR	$106.69	$127.73	(16.5)%		$138.33	$140.37	(1.5)%
Total RevPAR	$184.65	$234.28	(21.2)%		$242.40	$251.77	(3.7)%
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$8,156	$7,473	9.1%		$33,808	$29,225	15.7%
Property EBITDA	$1,845	$1,896	(2.7)%		$13,495	$10,667	26.5%
Selected Operating Information:
Rooms	145	140	5		145	140	5
Average occupancy	75.3%	77.2%	(1.9	) pts	80.7%	81.9%	(1.2	) pts
ADR	$456.73	$428.16	6.7%		$659.38	$560.75	17.6%
RevPAR	$344.09	$330.59	4.1%		$532.21	$459.27	15.9%
Total RevPAR	$611.39	$580.20	5.4%		$855.68	$764.65	11.9%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	Change		2006	2005	Change
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHR owned 35% prior to August 3, 2006):
Total revenues	$9,371	$9,068	3.3%		$26,522	$25,743	3.0%
Property EBITDA	$4,090	$4,268	(4.2)%		$11,310	$11,746	(3.7)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	88.0%	86.6%	1.4	pts	82.2%	79.7%	2.5	pts
ADR	$209.23	$205.35	1.9%		$206.43	$208.00	(0.8)%
RevPAR	$184.15	$177.93	3.5%		$169.66	$165.77	2.3%
Total RevPAR	$273.81	$264.96	3.3%		$261.16	$253.49	3.0%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,258	$4,165	26.2%		$15,599	$12,619	23.6%
Property EBITDA	$1,324	$1,224	8.2%		$3,890	$3,786	2.7%

Selected Operating Information:
Rooms	277	277	—		277	277	—
Average occupancy	88.5%	84.7%	3.8	pts	85.6%	78.3%	7.3	pts
ADR	$167.22	$136.72	22.3%		$168.64	$146.20	15.3%
RevPAR	$148.04	$115.82	27.8%		$144.42	$114.46	26.2%
Total RevPAR	$206.33	$163.44	26.2%		$206.28	$166.87	23.6%

MARRIOTT LONDON GROSVENOR SQUARE

No table has been provided since we did not own the property for the entire periods presented. For the three months ended September 30, 2006, average occupancy was 90.1%, ADR was $366.31, RevPAR was $330.02 and Total RevPAR was $453.60. For the three months ended September 30, 2005, average occupancy was 81.6%, ADR was $289.91, RevPAR was $236.60 and Total RevPAR was $317.91. For the nine months ended September 30, 2006, average occupancy was 81.1%, ADR was $341.17, RevPAR was $276.69 and Total RevPAR was $404.64. For the nine months ended September 30, 2005, average occupancy was 78.0%, ADR was $297.88, RevPAR was $232.35 and Total RevPAR was $325.48.

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$12,804	$10,349	23.7%		$28,428	$25,108	13.2%
Property EBITDA	$6,864	$5,360	28.1%		$12,797	$10,686	19.8%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	95.3%	89.5%	5.8	pts	87.6%	83.5%	4.1	pts
ADR	$625.66	$553.01	13.1%		$495.96	$465.46	6.6%
RevPAR	$596.33	$494.99	20.5%		$434.57	$388.86	11.8%
Total RevPAR	$724.86	$585.88	23.7%		$542.35	$479.01	13.2%

Supplemental Financial Information

Three and Nine Months Ended September 30, 2006 and 2005

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006		2005		2006		2005
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago (a)	$4,459	$4,459	$—	$2,367	$10,512	$10,512	$—	$2,367
Fairmont Scottsdale Princess (b)	—	1,254	—	—	—	1,254	—	—
Four Seasons Washington, D.C. (c)	937	937	—	—	—	6,251	—	—
Hotel del Coronado (d)	18,405	—	—	—	—	—	—	—
Hyatt Regency La Jolla at Aventine	2,461	2,461	2,509	2,509	8,080	8,080	6,934	6,934
Hyatt Regency Phoenix	311	311	(124)	(124)	7,793	7,793	6,809	6,809
InterContinental Chicago (e)	7,391	7,391	6,164	6,164	17,187	17,187	—	12,523
InterContinental Miami (e)	(183)	(183)	474	474	9,747	9,747	—	3,693
Loews Santa Monica Beach Hotel	4,373	4,373	4,298	4,298	11,599	11,599	11,137	11,137
Marriott Lincolnshire Resort	2,327	2,327	1,816	1,816	5,134	5,134	3,811	3,811
Ritz-Carlton Half Moon Bay	4,174	4,174	3,257	3,257	8,961	8,961	6,451	6,451
Ritz-Carlton Laguna Niguel (f)	—	7,329	—	—	—	7,329	—	—
Westin St. Francis (g)	7,072	7,072	—	—	—	9,689	—	—
Hyatt Regency New Orleans	—	(637)	126	126	—	(2,120)	9,962	9,962
Four Seasons Mexico City	267	267	872	872	3,160	3,160	3,476	3,476
Four Seasons Punta Mita Resort	1,845	1,845	1,896	1,896	13,495	13,495	10,667	10,667
InterContinental Prague (h)	4,090	2,752	4,268	—	11,310	2,752	11,746	—
Marriott Hamburg (i)	1,324	459	1,224	17	3,890	476	3,786	87
Marriott London Grosvenor Square (j)	—	1,344	—	—	—	1,344	—	—
Paris Marriott Champs Elysees (i)	6,864	3,439	5,360	2,185	12,797	4,241	10,686	2,653

	$66,117	$51,374	$32,140	$25,857	$123,665	$126,884	$85,465	$80,570

Adjustments:
Corporate expenses		$(5,764)		$(5,379)		$(18,353)		$(14,786)
Interest income		843		357		3,264		1,063
Equity in earnings of joint ventures		1,201		757		254		2,315
Other income, net		1,010		1,436		3,688		4,346
Income (loss) from discontinued operations (excluding minority interest)		89,194		(781)		88,235		4,266
Depreciation and amortization - discontinued operations		—		2,478		2,535		7,298
Interest expense - discontinued operations		618		1,324		1,918		3,703
Income taxes - discontinued operations		(281)		—		(3,981)		—
Minority interest income (expense) in consolidated affiliates		58		—		(731)		—
Adjustments from consolidated joint ventures		(1,126)		—		(3,296)		—
Adjustments from unconsolidated affiliates		7,655		1,113		21,519		3,135
Other adjustments		1		—		(199)		—

EBITDA		$144,783		$27,162		$221,737		$91,910

(a)	On September 1, 2005, we purchased the Fairmont Chicago. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(b)	On September 1, 2006, we purchased the Fairmont Scottsdale Princess. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(c)	On March 1, 2006, we purchased the Four Seasons Washington, D.C. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(d)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in Coronado, California (San Diego). We account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(e)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. We have not included the results of these hotels in Property EBITDA above for the nine months ended September 30, 2005 since we did not own the properties for the entire period.
(f)	On July 7, 2006, we purchased the Ritz-Carlton Laguna Niguel. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.
(g)	On June 1, 2006, we purchased the Westin St. Francis. We have not included the results of this hotel in Property EBITDA above since we did not own the property for the entire periods.
(h)	On August 3, 2006, we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. Prior to August 3, 2006 our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations.
(i)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(j)	On August 31, 2006, we purchased the Marriott London Grosvenor Square. We have included the results of this hotel in Property EBITDA and EBITDA above for our period of ownership.